ING INVESTORS TRUST

ING Oppenheimer Active Allocation Portfolio

(the “Portfolio”)

Supplement dated November 18, 2011

to the Portfolio’s Service Class (“Class S”) Prospectus

dated April 29, 2011 (“Prospectus”).

Effective immediately, the section entitled “Key Information about the Underlying Funds” of the Portfolio’s Prospectus is amended to include the following paragraphs:

Underlying Fund:	Oppenheimer Short Duration Fund

Investment Adviser:	OppenheimerFunds, Inc.

Investment Objective:	Current income while endeavoring to preserve capital.

Principal Investment Strategies. The fund invests in short-term, fixed and floating rate, U.S. dollar denominated, investment-grade debt securities with an effective or final maturity of not more than three years. The adviser looks for debt securities in market sectors that it believes offer attractive relative values and seeks to reduce volatility by maintaining a diversified portfolio with an effective portfolio duration of one year or less. Because of market events, the duration of the fund’s portfolio might exceed that level at times. If a rise in interest rates caused the fund to temporarily exceed a one-year effective portfolio duration, it would not enter into any transactions that could lengthen its portfolio duration until after its duration had returned to less than one year. The fund’s investments mainly include: corporate bonds, asset-backed securities, and money market instruments such as commercial paper, certificates of deposit, time deposits and bank notes. The fund may also invest in U.S. Government securities, dollar-denominated securities issued or guaranteed by supranational organizations or foreign governments, repurchase agreements, participation interests in loans, mortgage-related securities and other debt obligations. The fund will invest more than 25% of its total assets in securities of issuers in the banking industry and in the financial services group of industries. The fund may also invest in unrated securities. In that case, after assessing their credit quality, the adviser may internally assign ratings to certain of those securities in categories similar to those of nationally recognized statistical rating organizations. The Fund only purchases investment-grade debt securities but is not required to dispose of debt securities that fall below investment grade after the fund buys them. The fund may use “derivative” securities for hedging purposes to seek to manage investment risks. Interest rate futures contracts and interest rate swaps are types of derivatives the Fund may use. The fund may sell securities that no longer meet the above criteria and may engage in active and frequent trading to try to achieve its investment objective.

Main Risks:  Asset-Backed (including Mortgage-Related) Securities, Bank Instruments, Concentration in Financial Services Sector, Credit, Currency, Derivative Instruments, Foreign Investments, Interest Rate, Liquidity, Prepayment and Extension, Sovereign Debt, and U.S. Government Securities and Obligations.

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